UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023 (February 28, 2023)

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted Company (“ARYA”) with the U.S. Securities and Exchange Commission (the “SEC”) on February 10, 2023 (the “Extension Proxy Statement”), relating to the extraordinary general meeting of shareholders of ARYA (the “Extension Meeting”), ARYA Sciences Holdings IV, a Cayman Islands exempted company (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to ARYA as a loan $420,000 to be deposited into the trust account established in connection with ARYA’s initial public offering (the “Trust Account”). In addition, in the event ARYA does not consummate an initial business combination (a “Business Combination”) by the Articles Extension Date (as defined below), the Lender will contribute to the Company as a loan up to $1,260,000 in nine equal installments to be deposited into the Trust Account for each of the nine one-month optional extensions following the Articles Extension Date.

On February 28, 2023, the shareholders of ARYA approved the Extension Amendment Proposal  at the Extension Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on February 28, 2023, ARYA issued an unsecured convertible promissory note in the principal amount of up to $1,680,000 (the “Note”) to the Sponsor. The Note does not bear interest and matures upon closing of ARYA’s initial  Business Combination. Up to $1,380,000 of the amounts loaned under the Note will be convertible at the option of the Sponsor into Class A ordinary shares, par value $0.0001 per share, of ARYA (“Working Capital Shares”), at a conversion price equal to $10.00 per Working Capital Share. The terms of the Working Capital Shares will be identical to those of the private placement shares that were issued to the Sponsor in connection with ARYA’s initial public offering. In the event that ARYA does not consummate a Business Combination and if the Note is not converted into Working Capital Shares, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The maturity date of the Note may be accelerated upon the occurrence of an Event of Default (as defined under the Note). Any Working Capital Shares issuable upon conversion of the Note will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act. As of February 28, 2023, $420,000 were drawn under the Note and will be deposited in the Trust Account in connection with the Articles Amendment (as defined below).

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions of thereof. A copy of the Note is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Association.

On February 28, 2023, ARYA held the Extension Meeting to approve an amendment to ARYA’s amended and restated memorandum and articles of association (the “Articles Amendment”) to extend the date (the “Termination Date”) by which ARYA has to consummate a Business Combination (the “Articles Extension”) from March 2, 2023 (the “Original Termination Date”) to June 2, 2023 (the “Articles Extension Date”) and to allow ARYA, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to nine times by an additional one month each time after the Articles Extension Date, by resolution of ARYA’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 2, 2024, or a total of up to thirty-six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). The shareholders of ARYA approved the Extension Amendment Proposal at the Extension Meeting and on February 28, 2023, ARYA filed the Articles Amendment with the Registrar of Companies of the Cayman Islands.

The foregoing description is qualified in its entirety by reference to the Articles Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 28, 2023, ARYA held the Extension Meeting to approve the Extension Amendment Proposal and the Adjournment Proposal, each as more fully described in the Extension Proxy Statement. As there were sufficient votes to approve the Extension Amendment Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 16,463,342 ordinary shares of ARYA held of record as of February 3, 2023, the record date for the Extension Meeting, entitled to vote at the Extension Meeting, were present in person or by proxy, representing approximately 85.81% of the voting power of ARYA’s ordinary shares as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
14,839,311	1,624,031	0

The Adjournment Proposal

ARYA had solicited proxies in favor of an Adjournment Proposal which would have given ARYA authority to adjourn the Extension Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Extension Amendment Proposal, this proposal was not voted upon at the Extension Meeting.

In connection with the vote to approve the Articles Amendment, the holders of 11,259,169 ordinary shares of ARYA properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.22 per share, for an aggregate redemption amount of approximately $115,071,882.05.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
10.1	Convertible Promissory Note, dated February 28, 2023 and issued to ARYA Sciences Holdings IV.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2023

ARYA Sciences Acquisition Corp IV

By:	/s/ Michael Altman
Name:	Michael Altman
Title:	Chief Financial Officer